Exhibit 10.1

[***] = Pursuant to Item 601(b)(10) of Regulation S-K, certain information contained in this document, marked by brackets, has been omitted because it is both not material and is the type of information that the registrant treats as private or confidential.

ALX ONCOLOGY HOLDINGS INC.

AMENDMENT NO. 1 TO THE

SALES AGREEMENT

August 25, 2023

Cantor Fitzgerald & Co.

110 E 59th Steet, 6th Floor

New York, NY 10022

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated December 17, 2021 (the “Sales Agreement”), by and among ALX Oncology Holdings Inc., a Delaware corporation (the “Company”), Cantor Fitzgerald & Co. (“Cantor”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”), pursuant to which the Company agreed, in its sole discretion, to issue and sell, from time to time, through the Existing Agents, as agents, shares of common stock, par value $0.001 per share, of the Company having aggregate gross sales proceeds of up to $150,000,000. As of the date hereof and pursuant to this Amendment, the Company and Credit Suisse have agreed to terminate the Sales Agreement with respect to Credit Suisse and replace them with UBS Securities LLC (UBS and together with Cantor, the “Agents”). All capitalized terms used in this Amendment No. 1 to the Sales Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. The Company and the Agents hereby agree as follows:

A.
Amendments to Sales Agreement. The Sales Agreement is amended and restated as follows:

1. The definitions of the terms “Agent” and “Agents” in the first sentence of the Sales Agreement are hereby amended to read as follows: “Cantor Fitzgerald & Co. and UBS Securities LLC (collectively, the “Agents,” each the “Agent”).”

2. Section 6(e) of the Sales Agreement is hereby amended and restated as follows:

“[Reserved].”

3. Section 6(kk) of the Sales Agreement is hereby amended and restated as follows:

“Sanctions. Neither the Company nor any of its subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, after due inquiry, any agent, affiliate

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or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Swiss Secretariat of Economic Affairs or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Crimea, Cuba, Iran, North Korea, and Syria; and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.”

4. Section 13 of the Sales Agreement is hereby amended and restated as follows:

“Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing (including by electronic communication, if applicable), unless otherwise specified, and if sent to the Agents, shall be delivered to:

Cantor Fitzgerald & Co.

[***]

[***]

Attention: [***]

Email: [***]

and:

Cantor Fitzgerald & Co.

[***]

[***]

Attention: [***]

Email: [***]

and:

UBS Securities LLC

[***]

[***]

Attention: [***]

Facsimile: [***]

with a copy to:

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Cooley LLP

[***]

[***]

Attention: [***]

Facsimile: [***]

Email: [***]

and if to the Company, shall be delivered to:

ALX Oncology Holdings Inc.

[***]

[***]

Attention: [***]

Facsimile: [***]

Email: [***]

With a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

[***]

[***]

Attention: [***]

Facsimile: [***]

Email: [***]

5. The following section shall be added as Section 24 of the Sales Agreement:

“Section 24: Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agents of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Agent that is a Covered Entity or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 24:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

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(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

6. The first paragraph of Schedule 1 of the Sales Agreement is hereby amended and restated as follows:

“Pursuant to the terms and subject to the conditions contained in the Sales Agreement among ALX Oncology Holdings Inc., a Delaware corporation (the “Company”), Cantor Fitzgerald & Co. and UBS Securities LLC (each individually, a “Designated Agent”), dated December 17, 2021, as amended August 25, 2023, the Company hereby requests that the Designated Agent sell up to [•] of the Company’s common stock, par value $0.001 per share, at a minimum market price of $[•] per share, during the time period beginning [month, day, time] and ending [month, day, time].”

7. Schedule 3 of the Sales Agreement is hereby amended and restated as follows:

“The Company

[***]

The Agents

Cantor Fitzgerald & Co.

[***]

With copies to:

[***]

UBS Securities LLC

[***]

[***]

[***]

[***]

[***]

B.
Obligations Binding upon UBS Securities LLC. UBS Securities LLC hereby agrees to be bound by the terms of the Sales Agreement. UBS Securities LLC shall be considered to be

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an Agent under the Sales Agreement to the same extent as if it were a party to the Sales Agreement on the date of the execution thereof.
C.
Termination of Obligations of Credit Suisse Securities (USA) LLC. With respect to Credit Suisse’s role as Agent prior to the date hereof, the termination of the Agreement with respect to Credit Suisse shall be without liability of any party to any other party, except that the provisions of Sections 8, 10, 11, 17 and 18 shall remain in full force and effect notwithstanding such termination.
D.
Prospectus Supplement. The Company shall file a Prospectus Supplement pursuant to Rule 424(b) of the Act reflecting the terms of this Amendment within two business days of the date hereof.
E.
No Other Amendments; References to Agreement. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect. All references to the Sales Agreement in the Sales Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Sales Agreement as amended by this Amendment.
F.
Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Amendment or the Sales Agreement.
G.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to the other may be made by facsimile or email transmission or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).

Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

H.
WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE SALES AGREEMENT.

[Remainder of page intentionally left blank.]

5.

If the foregoing correctly sets forth the understanding among the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 1 to the Sales Agreement and your acceptance shall constitute a binding agreement among the Company and each of the Agents.

Very truly yours,

ALX ONCOLOGY HOLDINGS INC.

By:	/s/ Peter Garcia

Name:	Peter Garcia
Title:	Chief Financial Officer

Accepted and agreed to as of the date first above written:

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly

Name:	Sage Kelly
Title:	Head of Investment Banking

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Ridhima Tewary

Name:	Ridhima Tewary
Title:	Director

UBS SECURITIES LLC

By:	/s/ Arun K. Master

Name:	Arun K. Master
Title:	Managing Director

By:	/s/ Jesse G. O'Neill

Name:	Jesse G. O'Neill
Title:	Executive Director

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